UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/01/2005

NATCO GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-15603

DE	222906892
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2950 North Loop West, Suite 700, Houston, TX 77092
(Address of Principal Executive Offices, Including Zip Code)

713-683-9292
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

On June 1, 2005, the NATCO Group Profit Sharing and Savings Plan (the "Plan") retained BKD, LLP as the independent registered public accounting firm for the audit of the financial statements of the Plan as of and for the year ended December 31, 2004. During the years ended December 31, 2003 and 2002 and through June 1, 2005, neither the Company nor the Plan consulted with BKD regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Audit Committee of the Board of Directors of NATCO Group Inc., the parent company of the plan sponsor, had previously approved the decision to dismiss the former plan auditor and to retain BKD.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NATCO GROUP INC.

Date: June 03, 2005.	By:	/s/ Richard W. FitzGerald
Richard W. FitzGerald
Senior Vice President & Chief Financial Officer